                                                                   EXHIBIT 10.37


                                AMENDMENT NO. TWO
                                     TO THE
                         TANDY BRANDS ACCESSORIES, INC.
                             STOCK PURCHASE PROGRAM


         This AMENDMENT NO. TWO TO THE TANDY BRANDS ACCESSORIES, INC. STOCK PURCHASE PROGRAM (the "Amendment") is made this 21st day of May, 1998, by Tandy Brands Accessories, Inc. (the "Company"). The Amendment is to be effective as of May 23, 1998.

         WHEREAS, the Company maintains the Tandy Brands Accessories, Inc. Stock Purchase Program (the "Program") for certain employees of the Company and its participating affiliates;

         WHEREAS, the Company desires to amend the Program to exclude employees who are subject to a collective bargaining agreement from participation in the Program; and

         WHEREAS, the Board of Directors of the Company is authorized to amend the Program pursuant to Article XVI.A. of the Program;

         NOW, THEREFORE, the Program is hereby amended in the following respects only:

         1. Article II.B.1(c) is hereby amended to replace the period at the end of such subsection with the following:

                  "; and"

         2. Article II.B.1. is hereby amended to add a new subsection (d) at the end of such Section:

                  "(d) The employee's conditions of employment are not governed by a collective bargaining agreement between employee representatives and the Company."

         IN WITNESS WHEREOF, this Amendment No. Two is adopted as of the date first set forth above, to be effective as specified above.

                                      TANDY BRANDS ACCESSORIES, INC.

                                      By: /s/ Stanley T. Ninemire
                                          -------------------------------------
                                          Title:  CFO, SVP
                                                -------------------------------

ATTEST:

/s/ Darrel A. Rice
------------------------------
Secretary